1933 Act File No. 333-218374
1940 Act File No. 811-23259

As Filed with the U.S. Securities and Exchange Commission on February 27, 2024
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 64
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 65
☒

Federated Hermes Adviser Series
(Exact name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)
(412) 288-1900
(Registrant’s Telephone Number, including Area Code)
Peter J. Germain, Esquire
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b)
☒
On February 28, 2024 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
On __________ pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
On __________ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:

☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
February 29, 2024

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | QAMNX	Institutional | QQMNX

Federated Hermes MDT Market Neutral Fund

A Portfolio of Federated Hermes Adviser Series
The Fund seeks to provide long-term capital appreciation while limiting exposure to general stock market risk.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes MDT Market Neutral Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares (A) and Institutional Shares (IS). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 13 and in “Appendix B” to this Prospectus.
The Fund is the legal entity successor to the Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund’) pursuant to a tax-free reorganization. Pursuant to the reorganization, the Predecessor Fund is the accounting and tax survivor.
Shareholder Fees (fees paid directly from your investment)
	A	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS
Management Fee	0.80%	0.80%
Distribution (12b-1) Fee	0.00%[1]	None
Other Expenses
Dividends and Other Operating Expenses Related to Short Sales	0.84%	0.85%
Other Operating Expenses	0.61%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.26%	2.02%
Fee Waivers and/or Expense Reimbursements[2]	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.18%	1.94%
1
 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.33% and 1.08% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a)March 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads)on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$766	$1,217	$1,693	$3,002
IS	$205	$634	$1,088	$2,348
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund seeks to achieve its objective by selecting long positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve above-market returns, and short positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve below-market returns. The portfolio maintains long and short exposures in an attempt to neutralize market volatility. The Fund’s investments primarily include, but are not limited to, equity securities of issuers listed in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largestU.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of December 31, 2023, companies in the Russell 3000 Index ranged in market capitalization from $19.5 million to $3.0 trillion.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser’s stock selection process is expected to result in long and short investments in companies with both growth and value characteristics.
The Fund will attempt to realize investment gains on both the long and short sides of its investment strategies through stock selection. The style is termed market neutral in that it is not making bets regarding the direction of the equity markets. The market-neutral approach is roughly balanced by sector but not balanced across industries and businesses. The Fund’s net positions will not be concentrated in any industry or group of industries. Thus, the Fund is not completely isolated from market movements. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across both its long and short positions. If the Fund’s investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the Adviser’s security selections, with limited exposure to general stock market risk.
Because of the Fund’s market neutral strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. In other words, the Fund is expected to have returns that are independent of the returns and direction of the general stock market (i.e., zero beta).
The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

The Adviser’s security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the Fund. It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the Fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.
■ Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.
■ Short Selling Risk. The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Risk Related to the Economy. Notwithstanding the Fund’s investment objective, the value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions and/or other potentially adverse effects.
■ Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.
■ Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.
■ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid cap”) companies. Mid cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
■ Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■ Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for growth stocks may not pay dividends or may pay lower dividends than value stocks.

■ Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector, or asset class.
■ Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Portfolio Turnover Risk. The Fund expects that the Adviser will need to frequently rebalance its long and short positions as it attempts to neutralize volatility because of continuous changes in the prices of securities. The Fund’s use of short sales is likely to increase the rate of active trading. The Fund’s holdings will also need to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Fund is expected to experience a high portfolio turnover rate, possibly in excess of 100%.
■ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus, such as stock market, credit, currency, liquidity and leverage risks.
■ Leverage Risk. The Fund’s investment in derivative contracts and certain hybrid instruments may expose the Fund to a level of risk that exceeds the amount invested.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is the successor to the Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) pursuant to a reorganization involving the Fund and the Predecessor Fund on September 24, 2021. The Predecessor Fund is both the tax and accounting survivor of the reorganization. Prior to the date of the reorganization, the Fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the Fund’s commencement of operations) is historical information for the Predecessor Fund, except that the Fund’s Class A Shares sales load has been applied to the historical performance of the Predecessor Fund’s Investor Class. The Predecessor Fund pursued different investment strategies than the Fund, so the performance of the Fund is likely to differ after the reorganization. The Predecessor Fund employed an investment strategy typically involving less leverage and with a net long orientation as opposed to the Fund’s market neutral approach. In addition, the Predecessor Fund employed its own proprietary quantitative screening process followed by fundamental and technical analysis to select investments, where the Fund’s approach is to use its own proprietary quantitative process to select investments. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund.
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The Predecessor Fund’s Investor class and Institutional class shares were exchanged for the Fund’s A class and IS class shares, respectively, in the reorganization. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average

Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 12.84% (quarter ended December 31, 2021). Its lowest quarterly return was (17.78)% (quarter ended March 31, 2020).
Average Annual Total Return Table
For the periods prior to the reorganization (the Fund’s commencement of investment operations), the performance of each class of the Fund is the historical performance of the corresponding Predecessor Fund’s class, except that the Fund’s A class sales load has been applied to the historical performance of the Predecessor Fund’s Investor class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for IS class, and after-tax returns for A class will differ from those shown for IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes.After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2023)
	1 Year	5 Years	10 Years
IS:
Returns Before Taxes	4.96%	8.68%	5.72%
Returns After Taxes on Distributions	2.47%	6.34%	4.12%
Returns After Taxes on Distributions and Sale of Fund Shares	2.90%	6.18%	4.11%
A:
Returns Before Taxes	(1.08)%	7.29%	4.95%
ICE BofA US 3-Month Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)	5.01%	1.88%	1.25%
Morningstar Equity Market Neutral Funds Average[2]	5.09%	3.02%	2.44%
1
 ICE BofA US 3-Month Treasury Bill Index measures returns of three-month Treasury Bills.
2
  Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar, as falling into the respective category indicated. They do not reflect any sales charges. Morningstar Equity Market Neutral Funds Average can be dollar-neutral, in which there is an equal dollar amount of stocks long and short, or beta-neutral, in which the aggregate market beta of the long positions is equal to that of the short positions.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated MDTA LLC.
Daniel J. Mahr, CFA, Head of MDT, has been the Fund’s portfolio manager since September 2021.
Damien Zhang, CFA, Head of MDT Research, has been the Fund’s portfolio manager since September 2021.
Frederick L. Konopka, CFA, Portfolio and Trading Manager, has been the Fund’s portfolio manager since September 2021.
John Paul Lewicke, Research Manager, has been the Fund’s portfolio manager since September 2021.

purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A Class
The minimum investment amount for the Fund’s A class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk. The objective may be changed by the Fund’s Board of Trustees (the “Trustees”) without shareholder approval. The Fund seeks to achieve its objective by selecting long positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve above-market returns, and short positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve below-market returns. The portfolio maintains long and short exposures in an attempt to neutralize market volatility. The Fund’s investments primarily include, but are not limited to, equity securities of issuers listed in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largestU.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of December 31, 2023, companies in the Russell 3000 Index ranged in market capitalization from $19.5 million to $3.0 trillion.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser’s stock selection process is expected to result in long and short investments in companies with both growth and value characteristics.
The Fund will attempt to realize investment gains on both the long and short sides of its investment strategies through stock selection. The style is termed market neutral in that it is not dependent upon the direction of the equity markets and the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. The market neutral approach is balanced roughly across sectors, but is not balanced across industries or businesses. The Fund’s net positions will not be concentrated in any industry or group of industries. Thus, the Fund is not completely isolated from market movements. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across both its long and short positions. If the Fund’s investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the Adviser’s security selections, with limited exposure to general stock market risk.

Because of the Fund’s market neutral strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. In other words, the Fund is expected to have returns that are independent of the returns and direction of the general stock market (i.e., zero beta).
The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.
PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. The Fund’s use of short sales is likely to increase the rate of active trading. An active trading strategy will likely result in the Fund’s generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value is expected to increase directly with the value of the issuer’s business. The following describes the equity securities in which the Fund principally invests.
SHORT SALES
The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to deliver it at completion of the sale. The Fund then has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). In order to cover its obligation to purchase such securities in the future, the Fund holds short-term liquid securities such as money market funds, U.S. Treasury securities, government agency securities or equity securities. If the value of the security sold short declines between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any interest, fees and/or dividend payments the Fund is required to pay the lender). If it has to buy the security back at a higher price, a loss results. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
HEDGING
Hedging transactions are intended to reduce specific risks. The Fund anticipates using short selling and derivatives to reduce its equity market exposure. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts (including foreign REITs and REIT-like entities) that lease, operate and finance commercial real estate. REITs in the United States are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a U.S. REIT’s ability to respond to changes in the commercial real estate market.
DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that derive their value from underlying securities, commodities, currencies, indices, or other assets or instruments, including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). The most common types of derivative contracts are swaps, futures and options, and major asset classes include interest rates, equities, commodities and foreign exchange. Each party to a derivative contract may sometimes be referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on exchanges. In these circumstances, the relevant exchange sets all the terms of the contract except for the price. Parties to an exchange-traded derivative contract make payments through the exchange. Most exchanges require traders to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects traders against a potential default by their counterparty. Trading contracts on an exchange also allows traders to hedge or mitigate certain risks or carry out more complex trading strategies by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC), meaning off-exchange, in transactions negotiated directly between the Fund and an eligible counterparty, which may be a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded derivative contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Act require the Fund to clear certain types of swap contracts (including certain interest rate and credit default swaps) through a central clearinghouse known as a derivatives clearing organization (DCO).
To clear a swap through a DCO, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a counterparty other than the FCM and arrange for the contract to be transferred to the FCM for clearing or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange (either a designated contract market (DCM) or swap execution facility (SEF)). Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
DCOs, DCMs, SEFs and FCMs are all subject to regulatory oversight by the CFTC. In addition, certain derivative market participants that act as market makers and engage in a significant amount of “dealing” activity are also required to register as swap dealers with the CFTC. Among other things, swap dealers are subject to minimum capital requirements and business conduct standards and must also post and collect initial and variation margin on uncleared swaps with certain of their counterparties. Because of this, if the Fund enters into uncleared swaps with any swap dealers, it may be subject to initial and variation margin requirements that could impact the Fund’s ability to enter into swaps in the OTC market, including making transacting in uncleared swaps significantly more expensive.

At this point in time, most of the Dodd-Frank Act has been fully implemented, though a small number of remaining rulemakings are unfinished or are subject to phase-in periods. Any future regulatory or legislative activity would not necessarily have a direct, immediate effect upon the Fund, though it is within the realm of possibility that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a DCO, or certain other factors, such as collecting margin from the counterparty.
As discussed above, a counterparty’s exposure under a derivative contract may in some cases be required to be secured with initial and/or variation margin (a form of “collateral”).
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the Act with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps and volatility swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Derivatives Regulation and Asset Coverage
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. The Derivatives Rule generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based value-at-risk (VAR); (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board, including a majority of the independent Board members, that is periodically reviewed by the Board; and (iii) new reporting and recordkeeping requirements.
Additional Information Regarding the Security Selection Process
As part of analysis in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk/return profiles of many issuers in the universe of securities in which the Fund may invest. This analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
QUANTITATIVE MODELING RISK
The Fund employs quantitative models as a management technique. These models examine multiple economic and market factors using large data sets. The results generated by quantitative analysis may be different than expected and may negatively affect Fund performance for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The Adviser’s security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the Fund. It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the Fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.
STRATEGY RISK
There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk.
SHORT SELLING RISK
The Fund can sell securities short to the maximum extent permitted under the 1940 Act. A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest, fees and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference plus any expenses the Fund is required to pay to the lender. This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. In addition, there is no guarantee that the security needed to cover the short position will be available for purchase. Short selling carries a risk that a third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may pay income or be charged a fee on borrowed securities. This income or fee is based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security. These dividends and borrowing expenses are investment expenses of the Fund.
STOCK MARKET RISK
The value of equity securities in the Fund’s portfolio will rise and fall over time. These fluctuations could be a sustained trend or a drastic movement. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. The price of a company’s shares depends significantly on the information publicly available about the company. The reporting of poor results by a company, the restatement of a company’s financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company’s management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
RISK RELATED TO THE ECONOMY
Notwithstanding the Fund’s investment objective, the value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity and/or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance. For example, the value of equity securities may rise and fall in response to changes in interest rates. Market factors, such as the demand for particular equity securities, may cause the price of certain equity securities to fall while the prices of other securities rise or remain unchanged.
RISK RELATED TO COMPANY CAPITALIZATION
The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Larger, more established, companies may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative smaller competitors or innovative products. Small-cap companies may have unproven business strategies and track records, less liquid stock, a more volatile share price and limited access to capital, which make them more likely to fail than larger companies. Mid-cap companies also often have narrower markets, and limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established, companies. The performance of small-cap and mid-cap companies can be more volatile and they face greater risk of business failure. These factors could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.
Small-Cap Company Risk
The Fund may invest in small capitalization (or “small-cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations and could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies.

Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid cap”) companies. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Mid cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large cap companies.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.
Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
RISK RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
RISK RELATED TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.
REAL ESTATE INVESTMENT TRUST (REIT) RISK
Real estate investment trusts (REITs), including foreign REITs and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war or other events that destroy real property. Foreign REITs and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally allows individuals and certain non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Related regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
FOCUSED INVESTMENT RISK
To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector, or asset class.
COUNTERPARTY CREDIT RISK
Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
PORTFOLIO TURNOVER RISK
The Fund expects that the Adviser will need to frequently rebalance its long and short positions as it attempts to neutralize volatility because of continuous changes in the prices of securities. The Fund’s use of short sales is likely to increase the rate of active trading. The Fund’s holdings will also need to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Fund is expected to experience a high portfolio turnover rate, possibly in excess of 100%.
RISK OF INVESTING IN DERIVATIVE CONTRACTS
Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus, such as stock market, credit, currency, liquidity and leverage risks.
LEVERAGE RISK
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “How to Purchase Shares” and “How to Redeem and Exchange Shares”), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (“public offering price”). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedHermes.com/us, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations.
The Valuation Committee is also authorized to use pricing services to provide fair price evaluations of the current fair value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser as the valuation designee. The Board periodically reviews the fair valuations made by the Valuation Committee. The Board has also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other registered funds to calculate their NAVs. The application of the fair value procedures to an investment represents a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
The Adviser also has adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

■ Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment. The Board periodically reviews fair valuations made in response to significant events.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
A	$1,500/$100	5.50%	0.00%
1
 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. Please see “By Systematic Investment Program” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
3
 See “Sales Charge When You Redeem.”

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of the A class. Among other ways, the A class has a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1
 A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “Sales Charge When You Redeem.”

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.
You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those share accounts in the Federated Hermes funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on FederatedHermes.com/us free of charge, Federated Hermes does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class only, may be reduced or eliminated by:
Larger Purchases
■ Purchasing the A class in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■ Excluding any Federated Hermes fund A class without a sales charge (“no-load A class”), combining concurrent purchases of and/or current investments in the A class, C class, F class and R class of any Federated Hermes fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class,C class, F class and R class Shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■ Signing a letter of intent to purchase a qualifying amount of the A class within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:

■ within 120 days of redeeming Shares of an equal or greater amount (see “120 Day Reinstatement Program” below);
■ through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■ with reinvested dividends or capital gains;
■ issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Hermes Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■ as a Federated Life Member (Federated Hermes shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■ as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■ pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of any no-load A class unless your no-load A class shares were acquired through an exchange of shares on which the sales charge had previously been paid.
120 Day reinstatement program
Within 120 days of redeeming Class A Shares of the Fund, upon proper notification to the Fund’s Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
■ The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
■ You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 DayReinstatement Program.
■ The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■ Shares that are not subject to a CDSC; and
■ Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated Hermes funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■ following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■ due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■ representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■ purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■ purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■ purchased with reinvested dividends or capital gains;
■ redeemed by the Fund when it closes an account for not meeting the minimum balance requirements.
■ purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange); or
A Class Only
■ purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary).
ADDITIONAL INFORMATION ON THE AVAILABILITY OF CERTAIN WAIVERS AND DISCOUNTS
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix B to this Prospectus.The information contained in Appendix B is provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS Shares. However, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “Risk/Return Summary: Fees and Expenses” section of the Fund’s Prospectus and described above nor are they reflected in the “Performance: Bar Chart and Table,” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.

How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.).
A Class
The Fund’s Distributor markets the A class to institutions on behalf of their customers or to individuals, directly or through financial intermediaries.
IS Class
The Fund’s Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):
■ An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated Hermes has entered into an agreement with the intermediary;
■ A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■ Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
■ An employer-sponsored retirement plan;
■ A trust institution investing on behalf of its trust customers;
■ A Federated Hermes Fund;
■ An investor (including a natural person) who acquired the IS class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■ In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “How to Purchase Shares” below):
■ An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■ In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated Hermes fund as of December 31, 2008.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to the Fund’s Class A Shares subject to a contingent deferred sales charge, if applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.

Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
rule 12b-1 fees
A Class
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% for A class of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s A class. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Fund’s Board of Trustees. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

service fees
A Class
A Class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A Class
A class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, as discussed above in “Commissions on Certain Shares,” if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.

For important account information, see the section “Security and Privacy Protection.”
A Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “How is the Fund Sold?”
Where applicable, the required minimum initial investment for the IS class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
■ Establish an account with the financial intermediary; and
■ Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, SS&C GIDS, Inc. (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■ Establish your account with the Fund by submitting a completed New Account Form; and
■ Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check
Make your check payable to The Federated Hermes Funds, note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedHermes.com/us under “Resources” and then “Literature and Forms,” then “Forms.” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■ meet any applicable shareholder eligibility requirements;
■ ensure that the account registrations are identical;
■ meet any applicable minimum initial investment requirements; and
■ receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
A Class
You may purchase Shares through an exchange from the same share class of another Federated Hermes fund.
IS Class
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase Shares through FederatedHermes.com/us’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedHermes.com/us and select “Sign In” and “Access and Manage Investments,” or call 1-800-341-7400, Option #4 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS
A Class
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an account fee charged by your financial intermediary.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■ through a financial intermediary if you purchased Shares through a financial intermediary; or
■ directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “Limitations on Redemption Proceeds”).
For important account information, see the section “Security and Privacy Protection.”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■ Fund name and Share class, account number and account registration;
■ amount to be redeemed or exchanged;
■ signatures of all shareholders exactly as registered; and
■ if exchanging, the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■ your redemption will be sent to an address other than the address of record;

■ your redemption will be sent to an address of record that was changed within the last 30 days;
■ a redemption is payable to someone other than the shareholder(s) of record; or
■ transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange Shares through FederatedHermes.com/us’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedHermes.com/us and select “Sign In” and “Access and Manage Investments,” or call 1-800-341-7400, Option #4 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■ An electronic transfer to your account at a financial institution that is an ACH member; or
■ Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■ Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes (“Federated Hermes funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■ Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■ Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■ to allow your purchase to clear (as discussed below);
■ during periods of market volatility;
■ when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■ during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■ when the NYSE is closed, other than customary weekend and holiday closings;
■ when trading on the NYSE is restricted, as determined by the SEC;
■ in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■ as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
redemptions from retirement accounts
A Class
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■ meet any applicable shareholder eligibility requirements;
■ ensure that the account registrations are identical;
■ meet any applicable minimum initial investment requirements; and
■ receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
Financial intermediaries may have different policies and procedures regarding the availability of intra-fund exchanges (“automatic exchanges”). These exchanges which are directed by the financial intermediary and not the Fund are discussed in Appendix B to this Prospectus.
A Class
You may exchange Shares into shares of the same class of another Federated Hermes fund.
IS Class
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.

Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedHermes.com/us’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that Internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedHermes.com/us.
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. If the Fund declares more than one distribution of capital gains and/or ordinary income during the course of a calendar year, the Fund will attempt to pay all distributions at one time at the end of the year. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the State of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■ $1,500 for the A class (or in the case of IRAs, $250); and
■ $25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund and/or your financial intermediary provides year-end tax information and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website on or about 15 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, and a percentage breakdown of the portfolio by positioning and sector.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedHermes.com/us. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated Hermes acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110-2704. The address of FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Fund has received and can rely upon an order from the Securities and Exchange Commission (SEC) that permits the Adviser, subject to approval by the Board of Trustees, to appoint a sub-adviser or change the terms of a sub-advisory agreement without obtaining shareholder approval. The Fund is permitted to rely upon the SEC order to change sub-advisers, or the fees paid to a sub-adviser, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to increase the aggregate advisory fee rate of the Fund without the approval of the shareholders.
The Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 101 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $757.6 billion as of December 31, 2023. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 10,000 investment professionals and institutions.
The Adviser advises approximately eight registered investment companies and also manages a variety of institutional, separately managed and sub-advised accounts. The Adviser’s assets under management totaled approximately $8.2 billion as of December 31, 2023.
PORTFOLIO MANAGEMENT INFORMATION
The Fund is managed by a proprietary, quantitative model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.
Daniel J. Mahr, CFA, joined the Investment Team in 2002, and has been the Fund’s portfolio manager since September 2021.
As Head of MDT, he is responsible for overseeing the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.
Damien Zhang, CFA, joined the Investment Team in 2009, and has been the Fund’s portfolio manager since September 2021.
As Head of MDT Research, he is responsible for day-to-day management of the Investment Team as it relates to the ongoing design, development and implementation of the investment model. Mr. Zhang received his A.B., Economics from Princeton University.
Frederick L. Konopka, CFA, joined the Investment Team in 1997, and has been the Fund’s portfolio manager since September 2021.
As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.
John Paul Lewicke joined the Investment Team in 2007, and has been the Fund’s portfolio manager since September 2021.
As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.80% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual and Semi-Annual Shareholder Reports for the periods ended December 31 and June 30, respectively.
PRIOR PERFORMANCE OF COMPOSITE OF ACCOUNTS SIMILARLY MANAGED BY ADVISER
The following performance information relates to the Federated MDT Market Neutral Institutional Composite (“Composite”), which is a performance composite consisting of all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund that also are managed by the Fund’s investment adviser Federated MDTA LLC (the “Adviser”). The following performance information is not the Fund’s performance (or any predecessor fund’s performance), should not be considered indicative of the past or future performance of the Fund, and should not be considered a substitute for the Fund’s performance. Information regarding the Fund’s performance is shown under the section of the Fund’s prospectus entitled “Performance: Bar Chart and Table.” The performance information of the Composite is not that of the Fund’s performance predecessor, the Hancock Horizon Quantitative Long/Short Fund.
The following performance information relating to the Composite is being provided because the investment adviser to all private accounts and funds included in the Composite is the Fund’s Adviser and the Fund’s investment objective, strategies, policies and risks are substantially similar to those of all private accounts and funds included in the Composite.
As of December 31, 2023, the Composite consisted of only the Fund, with assets totaling approximately $332 million. The inception date of the Composite was September 1, 1994. Between the Composite’s inception date and December 31, 2023, all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund have been included in the Composite. The following performance information is therefore intended to illustrate past performance for all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund managed by the Adviser.
The following performance information for the Composite was prepared in accordance with industry best practices in accordance with the Global Investment Performance Standards (“GIPS”). Individual portfolio returns are calculated using the daily compounding method and the composite has been prepared in accordance with GIPS. The method for computing historical performance information for the Composite differs from the SEC’s method for computing the historical performance of the Fund.
The private accounts and funds included in the Composite have different fees, expenses and cash flows than the Fund, which could negatively impact the performance of the Fund in relation to the Composite. Since the actual fees and expenses of the private accounts and funds in the Composite are lower than the Fund’s fees and expenses, use of the Fund’s expense structure would have lowered the performance result of the Composite.
The private accounts and funds included in the Composite also are not registered under the 1940 Act and therefore are not subject to certain investment restrictions, diversification requirements and other limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. If the private accounts and funds had been registered under the 1940 Act and been subject to the 1940 Act and Subchapter M of the Internal Revenue Code requirements and limitations, the performance may have been adversely affected. The net returns shown are net of all actual fees and expenses, including sales loads. The highest fee charged to any account in the Composite, during the performance period, is reflected in the performance tables.

(For the Periods Ended December 31, 2023)
	Federated Hermes MDT Market Neutral Institutional Composite Gross Returns	Federated Hermes MDT Market Neutral Institutional Composite Net Returns (after fees/expenses)	ICE BofA US 3-Month Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)
1-Year	6.13%	5.07%	5.01%
5-Year	7.98%	6.91%	1.88%
10-Year	6.93%	5.87%	1.25%

Calendar Year Ended	Federated Hermes MDT Market Neutral Institutional Composite Gross Returns	Federated Hermes MDT Market Neutral Institutional Composite Net Returns (after fees/expenses)	ICE BofA US 3-Month Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)
2023	6.13%	5.07%	5.01%
2022	10.83%	9.72%	1.46%
2021	34.69%	33.38%	0.05%
2020	(1.53%)	(2.51%)	0.67%
2019	(5.90%)	(6.84%)	2.28%
2018	0.83%	(0.18%)	1.87%
2017	7.97%	6.90%	0.86%
2016	11.02%	9.92%	0.33%
2015	4.13%	3.10%	0.05%
2014	5.82%	4.77%	0.04%
1
 ICE BofA US 3-Month Treasury Bill Index measures returns of three-month Treasury Bills. The index is unmanaged and, unlike the Fund, is not affected by cash flows.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
Pursuant to a tax-free reorganization, the Fund is the legal entity successor to the Hancock Horizon Quantitative Long/Short Fund (“Predecessor Fund”). The Predecessor Fund is the accounting and tax survivor as a result of the reorganization.
The financial information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, is the Fund’s historical operations. Prior to the reorganization, the Fund had no investment operations.
The information presented for the fiscal years ended December 31, 2023, 2022 and 2021 has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements is included in the Annual Report. The financial information presented for the period ended December 31, 2020, has been derived from financial statements audited by PricewaterhouseCoopers LLP, another independent registered public accounting firm, which issued an unqualified opinion. The information provided below for the periods ended on or before January 31, 2020, was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

Financial Highlights–Class A Shares
(formerly, Investor Class Shares)
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31,			Period Ended 12/31/2020[3]	Year Ended January 31,
	2023	2022	2021[2]		2020	2019
Net Asset Value, Beginning of Period	$17.28	$17.75	$17.47	$17.94	$17.06	$19.54
Income From Investment Operations:
Net investment income (loss)[4]	0.50	0.08	(0.07)	(0.07)	(0.05)	0.10[5]
Net realized and unrealized gain (loss)	0.28	1.48	4.04	(0.40)	1.02	(1.24)
Total From Investment Operations	0.78	1.56	3.97	(0.47)	0.97	(1.14)
Less Distributions:
Distributions from net investment income	(0.51)	—	—	—	(0.09)	(0.07)
Distributions from net realized gain	(0.50)	(2.03)	(3.69)	—	—	(1.27)
Total Distributions	(1.01)	(2.03)	(3.69)	—	(0.09)	(1.34)
Net Asset Value, End of Period	$17.05	$17.28	$17.75	$17.47	$17.94	$17.06
Total Return[6]	4.71%	9.24%	23.16%	(2.62)%	5.69%	(5.42)%[5]
Ratios to Average Net Assets:
Net expenses[7]	2.14%	1.85%	1.26%	1.61%	1.50%	1.35%
Net expenses excluding dividends and other expenses related to short sales	1.31%	1.33%	0.93%	1.43%	1.34%	1.22%
Net investment income (loss)	2.88%	0.43%	(0.36)%	(0.47)%	(0.28)%	0.51%[5]
Expense waiver/reimbursement[8]	0.07%	0.15%	0.13%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,857	$10,276	$2,554	$2,765	$12,667	$14,875
Portfolio turnover[9]	150%	270%	204%	74%	83%	84%

1
Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) was reorganized into Federated Hermes MDT Market Neutral Fund (the “Fund”), a
portfolio of the Federated Hermes Adviser Series as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5
For the year ended January 31, 2019 amounts included reimbursement for payments of prior years’ Shareholder Servicing fees as follows: Net Investment Income
Per Share of $0.00, Net Investment Income Ratio of 0.02%, and Total Returns of 0.02%.

6
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

7	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
8
This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

9	Securities that mature are considered sales for purposes of this calculation.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2023, which can be obtained free of charge.

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31,			Period Ended 12/31/2020[3]	Year Ended January 31,
	2023	2022	2021[2]		2020	2019
Net Asset Value, Beginning of Period	$17.76	$18.16	$17.84	$18.36	$17.48	$19.97
Income From Investment Operations:
Net investment income (loss)[4]	0.55	0.10	(0.11)	(0.04)	0.11	0.12
Net realized and unrealized gain (loss)	0.30	1.55	4.12	(0.40)	0.91	(1.24)
Total From Investment Operations	0.85	1.65	4.01	(0.44)	1.02	(1.12)
Less Distributions:
Distributions from net investment income	(0.55)	(0.02)	—	(0.08)	(0.14)	(0.10)
Distributions from net realized gain	(0.50)	(2.03)	(3.69)	—	—	(1.27)
Total Distributions	(1.05)	(2.05)	(3.69)	(0.08)	(0.14)	(1.37)
Net Asset Value, End of Period	$17.56	$17.76	$18.16	$17.84	$18.36	$17.48
Total Return[5]	4.96%	9.52%	22.90%	(2.37)%	5.83%	(5.21)%
Ratios to Average Net Assets:
Net expenses[6]	1.93%	1.60%	1.44%	1.37%	1.25%	1.20%
Net expenses excluding dividends and other expenses related to short sales	1.08%	1.08%	1.12%	1.19%	1.08%	1.07%
Net investment income (loss)	3.10%	0.55%	(0.55)%	(0.29)%	0.63%	0.64%
Expense waiver/reimbursement[7]	0.07%	0.16%	0.14%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$318,862	$232,152	$85,310	$79,415	$120,650	$114,494
Portfolio turnover[8]	150%	270%	204%	74%	83%	84%

1
The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Hermes Adviser Series as of the close of business on September 24, 2021. The
Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor
Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
7
This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

8	Securities that mature are considered sales for purposes of this calculation.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2023, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The charts show the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus does not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES MDT MARKET NEUTRAL FUND - A CLASS
ANNUAL EXPENSE RATIO: 2.26%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$766.50	$9,708.93
2	$9,708.93	$485.45	$10,194.38	$222.43	$9,974.95
3	$9,974.95	$498.75	$10,473.70	$228.52	$10,248.26
4	$10,248.26	$512.41	$10,760.67	$234.78	$10,529.06
5	$10,529.06	$526.45	$11,055.51	$241.22	$10,817.56
6	$10,817.56	$540.88	$11,358.44	$247.83	$11,113.96
7	$11,113.96	$555.70	$11,669.66	$254.62	$11,418.48
8	$11,418.48	$570.92	$11,989.40	$261.59	$11,731.35
9	$11,731.35	$586.57	$12,317.92	$268.76	$12,052.79
10	$12,052.79	$602.64	$12,655.43	$276.12	$12,383.04
Cumulative		$5,352.27		$3,002.37

FEDERATED HERMES MDT MARKET NEUTRAL FUND - IS CLASS
ANNUAL EXPENSE RATIO: 2.02%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$205.01	$10,298.00
2	$10,298.00	$514.90	$10,812.90	$211.12	$10,604.88
3	$10,604.88	$530.24	$11,135.12	$217.41	$10,920.91
4	$10,920.91	$546.05	$11,466.96	$223.89	$11,246.35
5	$11,246.35	$562.32	$11,808.67	$230.56	$11,581.49
6	$11,581.49	$579.07	$12,160.56	$237.43	$11,926.62
7	$11,926.62	$596.33	$12,522.95	$244.51	$12,282.03
8	$12,282.03	$614.10	$12,896.13	$251.79	$12,648.03
9	$12,648.03	$632.40	$13,280.43	$259.30	$13,024.94
10	$13,024.94	$651.25	$13,676.19	$267.02	$13,413.08
Cumulative		$5,726.66		$2,348.04

Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries
The term “fund family,” used herein, shall refer to the Federated Hermes mutual funds.
The following Appendix applies to certain share classes offered by the Fund.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■ Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■ Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■ Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Robert W. Baird & Co., Inc.
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
■ Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
■ Shares purchase from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same accounts; and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);
■ Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Baird’s intra-fund share class policies and procedures;
■ Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C Shares Available at Baird
■ Shares sold upon the death or disability of the shareholder;
■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
■ Shares bought due to returns of excess contributions from an IRA Account;
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■ Shares sold to pay Baird fees but only if the transaction is initiated by Baird;
■ Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■ Breakpoints as described in this prospectus;
■ Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets;
■ Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
Edward D. Jones & Co., L.P. (EDWARD JONES)
Policies Regarding Transactions Through Edward Jones
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■ Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■ The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■ The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
■ Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■ If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■ Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■ Shares purchased in an Edward Jones fee-based program.
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■ Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
– The redemption and repurchase occur in the same account.
– The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■ Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■ Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■ Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■ The death or disability of the shareholder.
■ Systematic withdrawals with up to 10% per year of the account value.
■ Return of excess contributions from an Individual Retirement Account (IRA).
■ Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■ Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■ Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■ Shares acquired through a right of reinstatement.
■ Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■ Initial purchase minimum: $250
■ Subsequent purchase minimum: none
Minimum Balances
■ Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
– A fee-based account held on an Edward Jones platform
– A 529 account held on an Edward Jones platform

– An account with an active systematic investment plan or LOI
Exchanging Share Classes
■ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase or redeem Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A Shares available at Janney
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■ Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■ Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within ninety (90) days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■ Shares acquired through a right of reinstatement.
■ Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Janney’s intra-fund share class policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
■ Shares sold upon the death or disability of the shareholder.
■ Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■ Shares purchased in connection with a return of excess contributions from an IRA account.
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■ Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■ Shares acquired through a right of reinstatement.
■ Shares exchanged into the same share class of a different Federated Hermes fund, if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
Front-end sales charge discounts available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■ Breakpoints as described in the fund’s Prospectus.
■ Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■ Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■ Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■ Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■ Shares purchased through rights of reinstatement.
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■ Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■  A shareholder in the Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■ Shares sold upon the death or disability of the shareholder.
■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
■ Shares purchased in connection with a return of excess contributions from an IRA account.
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■ Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■ Breakpoints as described in the prospectus.
■ Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■ Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
■ Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
■ Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanged due to the holdings moving from the program;
■ Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■ Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■ Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■ Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■ Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■ Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus;
■ Eligible shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
■ Death or disability of the shareholder;
■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■ Return of excess contributions from an IRA Account;
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■ Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■ Shares acquired through a right of reinstatement;
■ Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only);
■ Class A Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■ Breakpoints as described in this prospectus;
■ Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
■ Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Smith Barney
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
■ Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■ Shares purchased through a Morgan Stanley self-directed brokerage account;
■ Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program;

■ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO., INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co., Inc. (OPCO) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■ Shares purchased by or through a 529 Plan
■ Shares purchased through an OPCO affiliated investment advisory program
■ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund (but not any other fund within the fund family)
■ Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of OPCO
■ Employees and registered representatives of OPCO or its affiliates and their family members
■ Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■ Death or disability of the shareholder
■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■ Return of excess contributions from an IRA Account
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■ Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■ Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■ Breakpoints as described in this prospectus.
■ Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■ Shares purchased in an investment advisory program.
■ Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■ Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■ Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A and C Shares Available at Raymond James
■ Death or disability of the shareholder.
■ Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■ Return of excess contributions from an IRA Account.
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■ Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■ Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■ Breakpoints as described in this prospectus;
■ Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■ Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Load Waiver on Class A Shares
■ Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
U.S. Bancorp Investments, Inc.
Effective November 1, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments, Inc. (USBI) platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
USBI Conversion of Class C Shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s intra-fund share class policy. No front-end sales charge will apply to such conversions.

An SAI dated February 29, 2024, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
The Fund’s shareholder reports will be made available on FederatedHermes.com/us/FundInformation, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedHermes.com/us.
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us atFederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23259
CUSIP 31423A440
CUSIP 31423A432
Q455293 (2/24)
© 2024 Federated Hermes, Inc.

Statement of Additional Information
February 29, 2024

Share Class | Ticker	A | QAMNX	Institutional | QQMNX

Federated Hermes MDT Market Neutral Fund

A Portfolio of Federated Hermes Adviser Series
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes MDT Market Neutral Fund (the “Fund”), dated February 29, 2024.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Additional Investment Strategies
1	Securities in Which the Fund Invests
9	Investment Risks
13	Investment Objective and Investment Limitations
15	What Do Shares Cost?
17	How is the Fund Sold?
20	Purchases In-Kind
20	Redemption In-Kind
21	Delaware Statutory Trust Law
21	Account and Share Information
21	Tax Information
22	Who Manages and Provides Services to the Fund?
40	Financial Information
41	Addresses
42	Appendix
Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455292 (2/24)
©2024 Federated Hermes, Inc.

How is the Fund Organized?
The Fund is a portfolio of Federated Hermes Adviser Series (“Trust”) and is a diversified, open-end, management investment company. The Trust was established as a Delaware statutory trust on July 18, 2017, pursuant to a Certificate of Trust, which is governed by the laws of the State of Delaware. Prior to August 16, 2018, the Trust was named Federated MDT Equity Trust. Effective June 26, 2020, the Trust changed its name from Federated Adviser Series to Federated Hermes Adviser Series.
Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on September 24, 2021. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented for periods prior to the reorganization is that of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s performance and operations.
The Board of Trustees (“Board”) has established two classes of shares of the Fund, known as Class A Shares and Institutional Shares. This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated MDTA LLC (the “Adviser”).
Additional Investment Strategies
The Fund’s principal investment strategies are described in the Fund’s Prospectus. As a non-principal investment strategy, the Fund may also invest in derivatives, such as options or futures, in a manner that is consistent with its investment objective.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative contract or hybrid instrument in an attempt to benefit from changes in the value of the underlying investments. The Fund may also, for example, use derivative contracts to:
■ obtain premiums from the sale of derivative contracts;
■ realize gains from trading a derivative contract; or
■ hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.
Warrants
Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
1

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.
DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that derive their value from underlying securities, commodities, currencies, indices or other assets or instruments, including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). The most common types of derivative contracts are swaps, futures and options, and the major asset classes include interest rates, equities, commodities and foreign exchange. Each party to a derivative contract may sometimes be referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on exchanges. In these circumstances, the relevant exchange sets all the terms of the contract except for the price. Parties to an exchange-traded derivative contract make payments through the exchange. Most exchanges require traders to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make or collect daily payments to the margin accounts to reflect losses (or gains), respectively, in the value of their contracts. This protects traders against a potential default by their counterparty. Trading contracts on an exchange also allows traders to hedge or mitigate certain risks, or carry out more complex trading strategies by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC), meaning off-exchange, in transactions negotiated directly between the Fund and an eligible counterparty, which may be a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded derivative contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Act require the Fund to clear certain types of swap contracts (including certain interest rate and credit default swaps) through a central clearinghouse known as a derivatives clearing organization (DCO).
To clear a swap through a DCO, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a counterparty other than the FCM and arrange for the contract to be transferred to the FCM for clearing or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange (either a designated contract market (DCM) or swap execution facility (SEF)). Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
2

DCOs, DCMs, SEFs and FCMs are all subject to regulatory oversight by the CFTC. In addition, certain derivative market participants that act as market makers, and engage in a significant amount of “dealing” activity are as also required to register as swap dealers with the CFTC. Among other things, swap dealers are subject to minimum capital requirements and business conduct standards and must also post and collect initial and variation margin on uncleared swaps with certain of their counterparties. Because of this, if the Fund enters into uncleared swaps with any swap dealers, it may be subject to initial and variation margin requirements that could impact the Fund’s ability to enter into swaps in the OTC market, including making transacting in uncleared swaps significantly more expensive.
At this point in time, most of the Dodd-Frank Act has been fully implemented, though a small number of remaining rulemakings are unfinished or are subject to phase-in periods. Any future regulatory or legislative activity would not necessarily have a direct, immediate effect upon the Fund, though it is within the realm of possibility that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risk. OTC contracts also expose the Fund to credit risk in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a DCO, or certain other factors, such as collecting margin from the counterparty.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation as a commodity pool operator under the Act with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.
Interest Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the Secured Overnight Financing Rate (commonly referred to as SOFR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
3

Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is not an exchange-traded contract and it represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■ Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■ Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■ Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■ Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
4

Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to the Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
5

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Note (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Equity Linked Note (A Type of Hybrid Instrument)
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.
Short Sales
The Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.
In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.
When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.
6

Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. An acceptable investment into which the Fund may reinvest cash collateral includes, among other acceptable investments, securities of affiliated money market funds (including affiliated institutional prime money market funds with a “floating” net asset value that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if net asset value decreases, result in the Fund having to cover the decrease in the value of the cash collateral).
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.
Derivatives Regulation and Asset Coverage
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. The Derivatives Rule generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based value-at-risk (VAR); and (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board, including a majority of the independent Board members, that is periodically reviewed by the Board.
In accordance with the requirements of Section 18 of the 1940 Act, any borrowings by the Fund will be made only to the extent the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (the “300% Asset Coverage Ratio”). The Derivatives Rule permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as derivatives transactions under the Derivatives Rule, or (ii) ensures that the 300% Asset Coverage Ratio with respect to such transactions and any other borrowings in the aggregate. While reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the Limited Derivatives Users exception, for funds subject to the VAR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. See “Borrowing Money and Issuing Senior Securities” and “Additional Information” below.
7

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies, managing its uninvested cash and/or other investment reasons consistent with the Fund’s investment objective and investment strategies. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. These investments also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquired fund. For example, a conflict of interest can arise due to the possibility that the Adviser to the Fund could make a decision to redeem the Fund’s investment in the acquired fund. In the case of an investment in an affiliated fund, a conflict of interest can arise if, because of the Fund’s investment in the acquired fund, the acquired fund is able to garner more assets, thereby growing the acquired fund and increasing the management fees received by the investment adviser to the acquired fund, which would either be the Adviser or an affiliate of the Adviser. However, the Adviser believes that the benefits and efficiencies of making investments in other investment companies should outweigh the potential additional fees and/or expenses and resulting conflicts of interest. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
INVESTMENT RATINGS FOR NONINVESTMENT-GRADE SECURITIES
Noninvestment-grade securities are rated below BBB- by an NRSRO. These bonds have greater economic, credit and liquidity risks than investment-grade securities.
PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
The Fund’s portfolio turnover decreased from 270% for its 2022 fiscal year to 150% for its 2023 fiscal year. Portfolio turnover for the Fund is driven by a variety of factors including market volatility, changes to companies’ data inputs such as reported financial statements, and modeling decisions by the Adviser. Lower market volatility and the introduction of tax management controls in 2023 contributed to the lower turnover rate for the Fund as compared to 2022.
8

INTER-FUND BORROWING AND THIRD-PARTY LENDING ARRANGEMENTS
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds (“Federated Hermes funds”) advised by subsidiaries of Federated Hermes, Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of: (i) the federal funds effective rate; (ii) the published secured overnight financing rate plus an assigned percentage; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s (“Federated Hermes,” formerly Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “Administrator”). Rule 22e-4 defines “liquidity risk” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
9

CREDIT RISK
Credit risk includes the possibility that a party to a transaction (such as a derivative contract) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
EUROPEAN UNION AND EUROZONE-RELATED RISK
A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may withdraw from the EU, and one or more countries within the Eurozone may abandon the euro. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK negotiated and agreed on the nature of their future relationship, with such agreements becoming effective on December 31, 2020. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms, including certain subadvisers to the Federated Hermes Funds, that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.
SHORT-SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may
10

instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.
EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
RISK OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
RISK ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
11

LARGE SHAREHOLDER RISK
A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Adviser or an affiliate of the Adviser may have investment discretion. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to buy or sell securities at inopportune times in order to meet purchase or redemption requests. Investments in the Fund by other investment companies also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquiring fund. For example, a conflict of interest can arise due to the possibility that the investment adviser to the acquiring fund could make a decision to redeem the acquiring fund’s investment in the Fund. In the case of an investment by an affiliated fund, a conflict of interest can arise if, because of the acquiring fund’s investment in the Fund, the Fund is able to garner more assets from third-party investors, thereby growing the Fund and increasing the management fees received by the Adviser, which could also be the investment adviser to the acquiring fund.
CYBERSECURITY AND OPERATIONAL RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, as well as mobile devices and “cloud”-based service offerings, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, or providing reports or statements to customers, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, can prevent required regulatory filings and reports from being made, or reports or statements from being delivered, or cause the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber-events”). The work-from-home environment necessitated by the novel coronavirus (“COVID-19”) pandemic has increased the risk of cyber incidents given the increase in cyber attack surface stemming from the use of personal devices and non-office or personal technology.
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders (e.g., employees) or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. Cyber-events can include, for example, phishing, credential harvesting or use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, exfiltration of data to malicious sites, the dark web or other locations or threat actors, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or Internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-events can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, damage to employee perceptions of the company, and additional compliance costs associated with corrective measures and credit monitoring for impacted individuals. A cyber-event can cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, generate or make filings or deliver reports or statements, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also can result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
12

The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other service provider management efforts, Federated Hermes also conducts due diligence on key service providers relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
The Fund can be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Investment Objective and Investment Limitations
The Fund’s investment objective is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk. The objective may be changed by the Fund’s Board of Trustees (the “Trustees”) without shareholder approval.
INVESTMENT LIMITATIONS
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than: cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in a particular industry or group of industries. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (“1940 Act”), any rule or order thereunder, or any SEC staff interpretation thereof. U.S. Government securities and municipal securities issued by governments or political subdivisions of governments (excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity) will not be deemed to constitute an industry.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
13

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
The above limitations are fundamental and cannot be changed unless authorized by the Board and by the “vote of a majority of the Fund’s outstanding voting securities”, as defined by the 1940 Act, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Illiquid Investments
The Fund will not make investments in holdings for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment taking into account relevant market, trading and investment-specific considerations, and considering market depth, if immediately after and as a result, the value of such investments would exceed, in the aggregate, 15% of the Fund’s net assets.
Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Additional Information
As a matter of non-fundamental investment policy regarding certain of the Fund’s investment restrictions, please note the following additional information.
In applying the concentration restriction, the Fund will adhere to the requirements of the 1940 Act which limits investments in a particular industry or group of industries to no more than 25% of the value of the Fund’s total assets. Further, in applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”
Except with respect to borrowing money and illiquid investments, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the borrowing limitation, in accordance with Section 18(f)(1) of the 1940 Act and current SEC rules and guidance, the Fund is permitted to borrow money, directly or indirectly, provided that immediately after any such borrowing, the Fund has asset coverage of at least 300% for all of the Fund’s borrowings, and provided further that in the event that such asset coverage shall at any time fall below 300% the Fund shall, within three business days, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
14

What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■ Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and ask quotations from one or more dealers.
■ Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and ask quotations from one or more dealers.
■ Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and ask quotations from one or more dealers.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Adviser. The methods used by pricing services to determine such price evaluations are described below.
■ Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and ask quotations reported by the exchange or from one or more futures commission merchants.
■ OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■ Shares of other mutual funds or nonexchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from a third party.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as the Fund’s valuation designee to perform the fair value determination for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the
15

Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations.
Pricing Service Valuations. The Valuation Committee, subject to Board oversight, is authorized to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee oversees the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Adviser as discussed below in “Fair Valuation Procedures.”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the bid and ask prices for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Adviser has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to the oversight of the Board. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews the fair valuations made by the Valuation Committee. The Board has also approved the Adviser’s fair valuation procedures and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other registered funds to calculate their NAVs. The application of the fair value procedures to an investment represents a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
16

Significant Events. The Adviser has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■ Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board periodically reviews fair valuations made in response to significant events.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor (“Federated Securities Corp.”) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (CLASS A SHARES ONLY)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
17

Regarding the Fund’s A Class, the A Class of the Fund currently does not accrue, pay or incur any Rule 12b-1 Plan fee, although the Board has adopted a Plan that permits the A Class of the Fund to accrue, pay and incur a Rule 12b-1 Plan fee of up to a maximum amount of 0.05%, or some lesser amount as the Board shall approve from time to time. The A Class of the Fund will not accrue, pay or incur such Rule 12b-1 Plan fees until such time as approved by the Fund’s Board.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that offer Federated Hermes investment companies to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include, but are not limited to: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include reimbursement of transaction costs, and financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
18

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2023, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2023, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
ADP Broker-Dealer, Inc.
AE Wealth Management, LLC
Aegis Financial
All Star Financial
American Enterprise Investment Services Inc.
American Portfolios Advisors, Inc.
Aon Securities Corp.
Arete Wealth Management, LLC
Assetmark, Inc.
Atlas Private Wealth Management, LLC
BlackRock Investments, LLC
BofA Securities, Inc.
Bolton Global Capital, Inc.
Boyd Capital Management
Broadridge Business Process Outsourcing, LLC
Callan
Cambridge Financial Group, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Davenport & Company LLC
Deutsche Bank Securities Inc.
Dynasty Wealth Management, LLC
Edward D. Jones & Co., LP
Empower Financial Services, Inc.
Envestnet PMC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Global Retirement Partners LLC
Goldman Sachs & Co. LLC
HighTower Securities, LLC
Hilltop Securities, Inc.
HUB International Investment Services Inc.
Huntington Securities, Inc.
Insigneo Securities, LLC
Institutional Cash Distributors, LLC
Interactive Brokers LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Jefferies LLC
John Hancock Mutual Life Insurance Co
Kestra Investment Services LLC
Key Investment Services LLC
KeyBanc Capital Markets Inc.
Keystone Financial Planning, Inc.
Leafhouse Financial Advisors, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Distributors, Inc.
Lincoln Investment Planning, LLC
LPL Financial LLC
Marquette Associates, Inc.
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
MML Investors
Monarch Wealth Strategies
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NewEdge Securities, Inc.
Northwestern Mutual Investment Services, LLC
OneDigital Investment Advisors
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Orion Portfolio Solutions LLC
Osaic Institutions, Inc.
Osaic Wealth, Inc.
Paychex Securities Corp.
Pensionmark Financial Group, LLC
Pershing LLC
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Private Wealth Advisors, Inc.
Prudential Investment Management Services LLC
Putnam Investment Management, LLC
Raymond James & Associates, Inc.
19

Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Robert W Baird & Co. Incorporated
Rockefeller Capital Management
Royal Alliance Associates, Inc.
Sagepoint Financial, LLC
Sanctuary Securities, Inc.
Sanford C. Bernstein & Company, LLC
SBC Wealth Management
Securities America, Inc.
Security Distributors, LLC
Sentry Advisors, LLC
Spire Securities, LLC
State Street Global Markets, LLC
Steward Partners Investment Advisory, LLC
Stifel, Nicolaus & Company, Incorporated
Strategic Financial Partners, Ltd
TD Ameritrade, Inc.
TD Private Client Wealth LLC
Teachers Insurance and Annuity Association of America
The Huntington Investment Company
The Vanguard Group, Inc.
Thrivent Investment Management Inc.
Towerpoint Wealth, LLC
Treasury Brokerage
Truist Investment Services, Inc.
Truist Securities, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
United Planners Financial Services of America, L.P.
Validus Capital LLC
Vanguard Marketing Corporation
Veridian Capital Partners
Vining-Sparks-IBG, LLC
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Retirement Advisors, LLC
Webb Financial Group, LLC
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Woodbury Financial Services, Inc.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Fund Shares and the amount retained by the Distributor or the Predecessor Fund’s distributor for the last three fiscal years ended December 31:
	2023		2022		2021[1]
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$574	$574	$—	$—	$2,766	$370
1
For the periods prior to September 24, 2021, information provided is for the Predecessor Fund.
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
20

Delaware Statutory Trust Law
The Fund is an organization of the type commonly known as a “Delaware statutory trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the Shares voting on the matter will not be able to elect any Trustees.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of February 7, 2024 , the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: DST Omni, San Francisco, CA, owned approximately 183,801 Shares (21.84%); Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 167,523 Shares (19.90%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 135,608 Shares (16.11%); LPL Financial, San Diego, CA, owned approximately 126,202 Shares (14.99%); and National Financial Services LLC, New York, NY, owned approximately 84,526 Shares (10.04%).
As of February 7, 2024, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 10,339,010 Shares (55.11%); LPL Financial, San Diego, CA, owned approximately 2,486,755 Shares (13.25%); National Financial Services Corp., Jersey City, NJ, owned approximately 2,314,256 Shares (12.33%); and Pershing LLC, Jersey City, NJ, owned approximately 1,096,039 Shares (5.84%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
American Enterprise Investment Services, Inc. is organized in the State of Minnesota.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent and/or your financial intermediary is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
21

Foreign Investments
If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.
Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to certain trusts.
Certain foreign corporations may qualify as Passive Foreign Investment Companies (PFIC). There are special rules prescribing the tax treatment of such an investment by the Fund, which could subject the Fund to federal income tax.
If more than 50% of the value of the Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Fund comprised 11 portfolios, and the Federated Hermes Complex consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of February 7, 2024, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■ Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■ Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■ No conflicts which would interfere with qualifying as independent.
■ Appropriate interpersonal skills to work effectively with other Independent Trustees.
■ Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■ Diversity of background.
22

interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Director and Vice
President, Federated Hermes, Inc.; President, Director/Trustee and CEO,
Federated Advisory Services Company, Federated Equity Management
Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment
Management Company and Federated MDTA LLC; Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.
		$0	$0
*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John G. Carson Birth Date: May 15, 1965 Trustee Indefinite Term Began serving: January 2024
Principal Occupations: Director or Trustee of certain Funds in the
Federated Hermes Complex; Chief Executive Officer, Chief Investment
Officer, Northstar Asset Management (Financial Services); formerly, Chief
Compliance Officer, Northstar Asset Management (Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business management roles throughout his career. Mr. Carson was a Vice President at the
Glenmede Trust Company and a Managing Director at Oppenheimer &
Company. Prior to that he spent more than a decade with the Bank of
America/Merrill Lynch as a Director of Institutional Sales. Earlier on,
Mr. Carson held similar positions for Wertheim Schroder/Schroders PLC and Drexel Burnham Lambert.
		$0	$0
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Complex; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead Director,
Member of the Audit and Nominating and Corporate Governance
Committees, Haverty Furniture Companies, Inc.; formerly, Director,
Member of Governance and Compensation Committees, Publix Super
Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$284.90	$365,000
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Emerita, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School of
Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as
Director of the Office of Church Relations and later as Associate General
Secretary for the Diocese of Pittsburgh, a member of the Superior Court of
Pennsylvania and as a Professor of Law, Duquesne University School of Law.
Judge Lally-Green was appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme Court of Pennsylvania and currently serves on the Judicial Ethics Advisory Board.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy
Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State
Board of Education (public); Director, Catholic Charities, Pittsburgh; and
Director, CNX Resources Corporation (natural gas). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh;
Director, Saint Thomas More Society; Director and Chair, Catholic High
Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar
Institute; Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.
		$257.58	$330,000
24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Complex; Sole Proprietor, Navigator
Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief Executive Officer and President, Managing
Director and Chief Investment Officer, Fleet Investment Advisors; President
and Chief Executive Officer, Aeltus Investment Management, Inc.; General
Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment
Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending
Officer, Fleet Bank; Director and Consultant, EZE Castle Software
(investment order management software); Director, Midway Pacific
(lumber); and Director, The Golisano Children’s Museum of Naples, Florida.
		$257.58	$330,000
Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Senior Vice President for Legal Affairs, General Counsel
and Secretary of Board of Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as
Senior Vice President for Legal Affairs, General Counsel and Secretary of
Board of Directors and Director of Risk Management and Associate General
Counsel, Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy Hospital, and as a member of the Board of
Directors of Catholic Charities, Pittsburgh.
		$234.16	$300,000
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer,
University of Pittsburgh and Executive Vice President and Chief Legal
Officer, CONSOL Energy Inc. (split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President,
CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics
Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
		$257.58	$330,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$234.16	$300,000
25

OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: May 2017
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: May 2017
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017
Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Complex;
Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated
Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.
(investment advisory subsidiary of Federated Hermes); Senior Vice President, Global Portfolio Management Services Division;
Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and
Portfolio Manager, Prudential Investments.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
26

The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Corporation/Trust.1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1]
John T. Collins[2]	$300.51	$385,000
Charles F. Mansfield, Jr.	$34.98	$60,000
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
2
John T. Collins retired from the Federated Hermes Funds Board of Directors/Trustees on December 31, 2023. Mr. Collins was appointed as Emeritus Director/Trustee on February 15, 2024 to become retroactively effective as of January 1, 2024. Until December 31, 2023, Mr. Collins was compensated as a Director/Trustee of the Fund. The compensation provided in the table above reflects compensation that Mr. Collins received from the Fund for his service to the Fund for the Fund’s last fiscal year and the total compensation that Mr. Collins received for his service to the Federated Hermes Funds Board for the calendar year ended December 31, 2023. Mr. Collins has not yet been paid compensation as Emeritus Director/Trustee.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue G. Thomas Hough John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	Maureen Lally-Green Thomas M. O’Neill P. Jerome Richey John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
27

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	John G. Carson G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill Madelyn A. Reilly P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Three
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2023
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes MDT Market Neutral Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	Over $100,000	Over $100,000
John B. Fisher	Over $100,000	Over $100,000
Independent Board Member Name
John G. Carson	None	None
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
Madelyn A. Reilly	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
28

In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a majority interest in Federated Hermes Limited (FHL) (formerly, Hermes Fund Managers Limited), a pioneer of integrated ESG investing. Federated Hermes now owns 100% of FHL. FHL’s experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of FHL and Hermes Investment Management Limited, is a 50+ member engagement and stewardship team that conducts long-term, objectives-driven dialogue with board and senior executive level representatives of approximately 1,000 unique issuers annually. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long-term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long-term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
29

Daniel Mahr, Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	7/$5.2 billion	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	170/$2.5 billion	1/$103.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: Over $1,000,000.
Daniel Mahr is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one calendar year pre-tax gross total return basis versus the designated benchmark (ICE BofA US 3-Month Treasury Bill Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Mahr is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.
As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Fund has been assigned to a sub-group which has a weighting that is lesser than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Mahr was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
30

Damien Zhang, Portfolio Manager
Types of Accounts Managed by Damien Zhang	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	7/$5.2 billion	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	170/$2.5 billion	1/$103.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Damien Zhang is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one calendar year pre-tax gross total return basis versus the designated benchmark (ICE BofA US 3-Month Treasury Bill Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Zhang is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.
As noted above, Mr. Zhang is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Fund has been assigned to a sub-group which has a weighting that is lesser than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Zhang was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
31

Fred Konopka, Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	7/$5.2 billion	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	170/$2.5 billion	1/$103.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $500,001-$1,000,000.
Fred Konopka is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one calendar year pre-tax gross total return basis versus the designated benchmark (ICE BofA US 3-Month Treasury Bill Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Konopka is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.
As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Fund has been assigned to a sub-group which has a weighting that is lesser than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
32

John Paul Lewicke, Portfolio Manager
Types of Accounts Managed by John Paul Lewicke	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	7/$5.2 billion	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	170/$2.5 billion	1/$103.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
John Paul Lewicke is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one calendar year pre-tax gross total return basis versus the designated benchmark (ICE BofA US 3-Month Treasury Bill Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Lewicke is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.
As noted above, Mr. Lewicke is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Fund has been assigned to a sub-group which has a weighting that is lesser than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
33

Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally, the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of: (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (12) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally, the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) against proposals to allow shareholders to act by written consent; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); (4) in favor of shareholder proposals to eliminate supermajority requirements in company bylaws; and (5) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.
Generally, the Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.
The Adviser’s general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective and the practices followed by industry peers. This analysis utilizes research reports from the Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.
On matters of capital structure, generally, the Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
34

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans and votes to approve new equity plans or amendments to existing plans. Generally, the Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives. With respect to Say On Pay proposals, the Adviser will generally vote in favor unless the compensation plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.
In some markets, especially Europe, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive remuneration plan on a forward-looking basis. The Adviser will generally support these proposals unless the design of the remuneration policy fails to appropriately link executive compensation with corporate performance, total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or there is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
The Adviser will generally vote in favor of equity plan proposals unless they result in unreasonable dilution to existing shareholders, permit replacement of “underwater” options with new options on more favorable terms for the recipient, or omit the criteria for determining the granting or vesting of awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The Adviser will take into account feedback from issuers on the voting recommendations of the Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy advisory firm is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing proxy
35

advisory firm, soliciting voting recommendations from the Adviser’s investment professionals; bringing voting recommendations to the Proxy Committee from the Adviser’s investment professionals; filing with regulatory agencies any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
36

Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy advisory firm board member also sits on the board of a public company for which the proxy advisory firm will write a research report. This and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy advisory firm have influenced proxy voting recommendations, the Adviser will take the following steps:
■ A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy advisory firm on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy advisory firm has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■ Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy advisory firm recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy advisory firm research report and the research report of the other proxy advisory firm and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website on or about 15 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, and a percentage breakdown of the portfolio by positioning and sector.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
37

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund’s operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund. Trading and allocation of investments for the Fund, including investments in initial public offerings (IPO), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser. The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Brokerage and Research Services
Brokerage services include execution of trades and products and services that relate to the execution of trades, including communications services related to trade execution, clearing and settlement, trading software used to route orders to market centers, software that provides algorithmic trading strategies and software used to transmit orders to direct market access (DMA) systems. Research services may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services assist the Adviser and its affiliates in terms of their overall investment responsibilities to funds and investment accounts for which they have investment discretion. However, particular brokerage and research services received by the Adviser and its affiliates may not be used to service every fund or account, and may not benefit the particular funds and accounts that generated the brokerage commissions. In addition, brokerage and research services paid for with commissions generated by the Fund may be used in managing other funds and accounts. To the extent that receipt of these services may replace services for which the Adviser or its
38

affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
For the fiscal year ended December 31, 2023, the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Fund’s Adviser’s receipt of research services. The total amount of these transactions was $1,768,160,575 for which the Fund paid $421,861 in brokerage commissions.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance and financial administrative services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.
Transfer Agent And Dividend Disbursing Agent
SS&C GIDS, Inc., the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2023	2022	2021[1]
Advisory Fee Earned	$2,516,668	$900,089	$657,842
Advisory Fee Waived	$200,338	$169,725	$111,597
Advisory Fee Reimbursed	$24,323	$9,286	$536
Brokerage Commissions	$426,163	$243,566	$47,876
Net Administrative Fee	$252,355	$93,449	$17,521
Net Shareholder Services Fee:
Class A Shares	$30,265	$12,922	$1,584
Institutional Shares	$—	$—	$—
1
For the periods prior to September 24, 2021, information provided is for the Predecessor Fund.
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.
39

Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$0
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0
Financial Information
The Financial Statements for the Fund for the fiscal year ended December 31, 2023, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes MDT Market Neutral Fund dated December 31, 2023.
40

Addresses
Federated Hermes MDT Market Neutral Fund
Class A Shares
Institutional Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated MDTA LLC
125 High Street
Oliver Tower, 21st Floor
Boston, MA 02110-2704
Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02110
Transfer Agent and Dividend Disbursing Agent
SS&C GIDS, Inc.
P.O. Box 219318
Kansas City, MO 64121-9318
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
41

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
Securities Lending Agent
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Kirkland & Ellis LLP
K&L Gates LLP
Financial PrinterS
Broadridge Investor Communication Solutions, Inc.
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
S&P Global
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
ACA Technology Surveillance, Inc.
Bank of America
Bloomberg L.P.
Charles River Development
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
PricewaterhouseCoopers
Sustainalytics U.S. Inc.
42

Item 28. Exhibits

(a)	Declaration of Trust
1	Conformed copy of the Certificate of Trust of the Registrant dated July 12, 2017, including Amendments dated August 15, 2018 and June 26, 2020	+
2	Conformed copy of the Declaration of Trust of the Registrant dated July 12, 2017, including Amendments	+

(b)	By-Laws
	Conformed copy of the By-Laws of the Registrant dated July 12, 2017	+

(c)	Instruments Defining Rights of Security Holders
Federated Securities Corp. does not issue share certificates for this Registrant

(d)	Investment Advisory Contracts
Federated MDTA, LLC
1	Conformed copy of the Investment Advisory Contract of the Registrant dated June 1, 2017, including Exhibits and Limited Power of Attorney dated June 1, 2017	+
Federated Global Investment Management Corp.
2	Conformed copy of the Investment Advisory Contract of the Registrant dated September 1, 2018, including Exhibits and Limited Power of Attorney dated September 1, 2018	+
Federated Investment Management Company
3	Conformed copy of the Investment Advisory Contract of the Registrant dated December 1, 2018, including Exhibits and Limited Power of Attorney dated December 1, 2018	+
Sub-Advisory Agreement-Federated Global Investment Management Corp and Hermes Investment Management Limited
4	Conformed copy of the Sub-Advisory Agreement of the Registrant dated September 1, 2018, including Exhibits and Limited Power of Attorney dated September 1, 2018	+
Sub-Advisory Agreement-Federated Investment Management Company and Hermes Investment Management Limited
5	Conformed copy of the Sub-Advisory Agreement of the Registrant dated December 1, 2018, including Exhibits and Limited Power of Attorney dated December 1, 2018	+
Sub-Advisory Agreement-Federated Global Investment Management Corp and Polaris Capital Management, LLC
6	Conformed copy of the Sub-Advisory Agreement of the Registrant dated August 23, 2019, including Exhibits and Limited Power of Attorney dated August 23, 2019	+

(e)	Underwriting Contracts
	Conformed copy of the Distributor’s Contract of the Registrant dated May 16, 2017, including Exhibits	+

(f)	Bonus or Profit Sharing Contracts
Not applicable

(g)	Custodian Agreements
1	Conformed copy of the Amended and Restated Master Custodian Agreement dated June 7, 2005 by and between The Bank of New York Mellon and the Registrant, including Amendments and Exhibits	+
2	Conformed copy of Amended and Restated Master Custodian Agreement dated March 1, 2017 by and between State Street Bank and Trust Company and the Registrant, including Appendix	+

(h)	Other Material Contracts

1	Services Agreement
(a)	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated MDTA LLC dated July 31, 2006, including Schedule 1	+
(b)	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated Global Investment Management Corp. dated January 1, 2004, including Schedule 1	+
(c)	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated Investment Management Company dated January 1, 2004, including Schedule 1	+
(d)	Conformed copy of the Second Amended and Restated Services Agreement, amended and restated as of December 1, 2001, between Federated Shareholder Services Company and the Registrant, including Schedule 1	+

2	Transfer Agency Agreement
	Conformed copy of the Transfer Agency Services Agreement between the Federated Hermes Funds and DST Asset Manager Solutions, Inc. dated June 1, 2022	+

3	Administrative Services Agreement
	Conformed copy of the Fourth Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services dated September 1, 2022, including Exhibit A	+

4	Financial Administration and Accounting Agreement
(a)	Conformed copy of the Fund Accounting Agreement between the Federated Funds and The Bank of New York Mellon dated March 1, 2011 as amended, including Schedule I	+
(b)	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and State Street Bank and Trust Company dated March 1, 2011, as amended, including Exhibit A	+

(i)	Legal Opinion
1	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated MDT Large Cap Value Fund, as filed in Pre-Effective Amendment No. 1 on August 25, 2017 on Form N-1A (File Nos. 811-23259 and 333-218374).
2	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes SDG Engagement Equity Fund, as filed in Post-Effective Amendment No. 5 on November 1, 2018 on Form N-1A (File Nos. 811-23259 and 333-218374).
3	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes Global Equity Fund and Federated Hermes Global Small Cap Fund, as filed in Post-Effective Amendment No. 11 on March 15, 2019 on Form N-1A (File Nos. 811-23259 and 333-218374).
4	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes Absolute Return Credit Fund and Federated Hermes Unconstrained Credit Fund, as filed in Post-Effective Amendment No. 12 on March 29, 2019 on Form N-1A (File Nos. 811-23259 and 333-218374).
5	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes International Equity Fund, as filed in Post-Effective Amendment No. 17 on June 26, 2019 on Form N-1A (File Nos. 811-23259 and 333-218374).
6	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Emerging Markets Equity Fund, Federated International Equity Fund and Federated International Growth Fund, as filed in Post-Effective Amendment No. 20 on August 26, 2019 on Form N-1A (File Nos. 811-23259 and 333-218374).
7	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes SDG Engagement High Yield Credit Fund, as filed in Post-Effective Amendment No. 22 on September 18, 2019 on Form N-1A (File Nos. 811-23259 and 333-218374).
8	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes U.S. SMID Fund as filed via EDGAR in Post-Effective Amendment No. 31 on June 1, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259).
9	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered for Federated Hermes Conservative Municipal Microshort Fund and Federated Hermes Conservative Microshort as filed via EDGAR in Post-Effective Amendment No. 40 on January 29, 2021 on Form N-1A (File Nos 333-218374 and 811-23259).
10	Conformed copy of Opinion and Consent of Counsel as to the legality of shares being registered for Federated Hermes MDT Market Neutral Fund, as filed via EDGAR in Post-Effective Amendment No. 44 on June 29, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259).

(j)	Other Opinions
1	Conformed copy of Consent of Independent Registered Public Accounting Firm Ernst & Young LLP	N/A
2	Conformed copy of Consent of Independent Registered Public Accounting Firm PWC LLP	N/A
3	Conformed copy of Consent of Independent Registered Public Accounting Firm KPMG LLP	+

(k)	Omitted Financial Statements
Not Applicable

(l)	Initial Capital Agreements
Conformed copy of Initial Capital Understanding, as filed in Pre-Effective Amendment No. 1 on August 25, 2017 on Form N-1A (File Nos. 811-23259 and 333-218374)

(m)	Rule 12b-1 Plan
	Conformed copy of the Distribution Plan between certain classes of the Registrant and Federated Securities Corp., dated May 16, 2017, including Exhibits	+

(n)	Rule 18f-3 Plan
	Conformed copy of the Multiple Class Plan and all share class Exhibits as adopted by certain Federated investment companies offering separate classes of shares	+

(o)	Powers of Attorney
1	Conformed copy of Power of Attorney of the Registrant dated November 1, 2020, as filed via EDGAR in Post-Effective Amendment No. 37 on December 23, 2020 on Form N-1A (File Nos. 81-23259 and 333-218374)
2	Conformed copy of Power of Attorney of Trustee John G. Carson dated January 1, 2024, as filed via EDGAR in Post-Effective Amendment No. 63 on January 24, 2024 on Form N-1A (File Nos. 811-23259 and 333-218374)

(p)	Codes of Ethics
1	Conformed copy of Federated Hermes, Inc. Code of Ethics for Access Persons, effective November 10, 2021	+
2	Copy of the Personal Account Dealing Policy for Hermes Investment Management	+
3	Copy of the Polaris Capital Management, LLC Code of Ethics effective December 2020	+

+	Exhibit is being filed electronically with registration statement

Exhibit List for Inline Interactive Data File Submission.

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document - Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or Under Common Control with the Fund:
No persons are controlled by the Fund.

Item 30. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's Declaration of Trust, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31. Business and Other Connections of Investment Adviser: Federated Global Investment Management Corp.
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Hermes, Inc.) and John B. Fisher, (Vice Chairman, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779. The business addresses of the Officers of the Investment Adviser are: 1001 Liberty Avenue, Pittsburgh, PA 15222-3779; 101 Park Avenue, 41st Floor, New York, NY 10178 and 400 Meridian Centre, Suite 200, Rochester, NY 14618. Some of these individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President:	Stephen F. Auth Anne H. Kruczek Timothy G. Trebilcock
Senior Vice Presidents:

Steven Anthony Chiavarone

John S. Ettinger

Timothy Goodger

Michael R. Granito

Lori A. Hensler

Judith J. Mackin

William P. Pribanic

Martin Christian Schulz

Hans Utsch

Richard A Winkowski, Jr.

Yu (Calvin) Zhang

Vice Presidents:

Steven Abrahamson

Jeff D. Aronsohn

Thomas J. Banks

Mark S. Bauknight

Thomas M. Brakel

G. Andrew Bonnewell

Charles L. Curran

Michael Czekaj

Darius Czoch

Stephen DeNichilo

Fabrice Di Giusto

Qun Liu

Barbara E. Miller

Robert Ricardo

John F. Sherman

Aditi Singhania

Paul Smith

Anastacio U. Teodoro, IV

Frank Tetlow

Assistant Vice Presidents:	Casimir A. Duchnowski
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley Jonathan M. Lushko George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31. Business and Other Connections of Investment Adviser: Federated Investment Management Company
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James J. Gallagher, II, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Anne H. Kruczek Robert J. Ostrowski Timothy G. Trebilcock
Senior Vice Presidents:

Todd Abraham

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Michael R. Granito

Lori A. Hensler

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Tracey L. Lusk

Judith J. Mackin

Marian R. Marinack

Christopher P. McGinley

Mary Jo Ochson

Ihab Salib

Michael W. Sirianni, Jr.

Nicholas S. Tripodes

Paige Wilhelm

Vice Presidents:

John Badeer

Patrick D. Benacci

Christopher S. Bodamer

G. Andrew Bonnewell

Hanan Callas

David B. Catalane, Jr.

Nicholas S. Cecchini

James Chelmu

Leslie Ciferno

Jerome Conner

Lee R. Cunningham, II

Gregory Czamara, V

B. Anthony Delserone, Jr.

Jason DeVito

Bryan Dingle

Ann Ferentino

Kevin M. Fitzpatrick

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Brandon Ray Hochstetler

Nathan H. Kehm

Allen J. Knizner

Karen Manna

Daniel James Mastalski

Robert J. Matthews

Karl Mocharko

Joseph M. Natoli

Nicholas Navari

Gene Neavin

Bob Nolte

Liam O’Connell

Bradley S. Payne

John Polinski

Rae Ann Rice

Braden Rotberg

Brian Ruffner

Thomas C. Scherr

John Scullion

John Sidawi

Paul Smith

Peter Snook

Kyle Stewart

Randal Stuckwish

Mary Ellen Tesla

Frank Tetlow

James Damen Thompson

Anthony A. Venturino

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:	Patrick B. Cooper Quincy Hershey Christopher F. Hopkins Jeff J. Ignelzi Bennett L. Lo Natasha Nunez Steven J. Slanika Tyler R. Stenger Patrick O. Watson Michael S. Wilson John E. Wyda
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley Jonathan M. Lushko George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31. Business and Other Connections of Investment Adviser: Federated MDTA LLC
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and one of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, and John B. Fisher, (Vice Chairman, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779. The business address of Gordon Ceresino is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110. The business address of the remaining Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. These remaining officers are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
Vice Chairman:	Gordon Ceresino
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President:	Anne H. Kruczek Timothy G. Trebilcock
Senior Vice President:	Michael R. Granito Lori A. Hensler Judith J. Mackin Daniel J. Mahr William Pribanic Sarah A. Stahl Shuo Damien Zhang
Vice Presidents:	Thomas T. Beals John C. Duane Frederick L. Konopka John Paul Lewicke Tony Ng Kelly Patel John F. Sherman Paul Smith Gregory Sterzel Frank Tetlow
Assistant Vice Presidents:	Michael G. Bertani David J. Gomez Keeva Raymond Graywalker Katherine R. Silva
Secretary:	George F. Magera
Assistant Secretary:	Edward C. Bartley Jonathan M. Lushko
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

Item 32. Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following investment companies, including the Registrant:
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes ETF Trust
Federated Hermes Equity Funds
Federated Hermes Equity Income Fund, Inc.
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Global Allocation Fund
Federated Hermes Government Income Securities, Inc.
Federated Hermes Government Income Trust
Federated Hermes High Income Bond Fund, Inc.
Federated Hermes High Yield Trust
Federated Hermes Income Securities Trust
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Insurance Series
Federated Hermes Intermediate Municipal Trust
Federated Hermes International Series, Inc.
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Municipal Securities Income Trust
Federated Hermes Premier Municipal Income Fund
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Term Government Trust
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Charles L. Davis, Jr. Peter W. Eisenbrandt Anne H. Kruczek Amy M. Michaliszyn Solon A. Person Brian S. Ronayne
Senior Vice Presidents:

Irving Anderson

Jeff Antonacci

Christopher D. Berg

Daniel G. Berry

Jack Bohnet

Edwin J. Brooks, III

Bryan Burke

Daniel P. Casey

Scott J. Charlton

James S. Conely

Stephen R. Cronin

Michael DiMarsico

Jack C. Ebenreiter

James Getz, Jr.

Erik Gosule

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

Jeffrey S. Jones

Ryan W. Jones

Philip L. Judson

Scott D. Kavanagh

Michael Koenig

Edwin C. Koontz

Jane E. Lambesis

Michael Liss

Judith J. Mackin

Paul J. Magan

Brian McInis

Diane Marzula

Richard C. Mihm

Vincent T. Morrow

John C. Mosko

Alec H. Neilly

James E. Ostrowski

Stephen Otto

Mark B. Patsy

Richard P. Paulson

Diane M. Robinson

Timothy A. Rosewicz

Matt Ryan

Tom Schinabeck

Peter C. Siconolfi

Edward L. Smith

John R. Stanley

John A. Staley

Mark J. Strubel

William C. Tustin

David A. Wasik

G. Walter Whalen

Brian R. Willer

Lewis C. Williams

Theodore E. Williams

Michael Wolff

Daniel R. Wroble

Erik Zettlemayer

Vice Presidents:

Frank Amato

Catherine M. Applegate

Jeff D. Aronsohn, Jr.

Kenneth C. Baber

Justin A. Bard

Raisa E. Barkaloff

Robert W. Bauman

Marc Benacci

Joshua W. Billiel

Bill Boarts

Zachary Bono

Matthew A. Boyle

Thomas R. Brown

Ryan P. Cain

Mark Carroll

Dan Casey

Edward R. Costello

Stephen J. Costlow

Mary Ellen Coyne

David G. Dankmyer

Christopher T. Davis

Charles R. Ebbs

Mark A. Flisek

Heather W. Froelich

Maya Gorokhovskiy (Ferd)

David D. Gregoire

Raymond J. Hanley

George M. Hnaras

Scott A. Holick

Christopher Jackson

Timothy H. Johnson

Todd Jones

Andrew R. Kehler

Scott Robert Kelley

Patrick Kelly

Nicholas R. Kemerer

Robert H. Kern

Shawn E. Knutson

Joseph R. Lantz

John S. Larson

Anthony W. Lennon

Justin Levy

John P. Liekar

Jonathan Lipinski

Alexi A. Maravel

Thomas Andrew Marik

Stephen R. Massey

Meghan McAndrew

Catherine McGee

Samuel McGowan

Daniel McGrath

Mark J. Murphy

Ryan M. Newman

Catherine M. Nied

Ted Noethling

Mark Patsy

Marcus Persichetti

Luke Anthony Raffa

Max E. Recker

Emory Redd

Melissa R. Ryan

John Shrewsbury

Bradley Smith

Justin J. Slomkowski

Jonathan Sullivan

Gregory Tzanoukakis

Scott A. Vallina

James M. Wagner

David Wasik

Brian R. Willer

Littell Wilson Jr.

James J. Wojciak

Assistant Vice Presidents:

Debbie Adams-Marshall

Courtney Comstock

Adina Davis

Christopher DiBartolomeo

Madison Dischinger

Michelle Ausefski Doyle

Andrew Druckenbroad

Lucie Gordon

Elizabeth Krah Graner

Kristen C. Kiesling

Leah Kaitlin Leitzel

Clara L. Matvey

Jennifer M. McSorley

John K. Murray

Carol Anne Sheppard

Laura Vickerman

Secretary:	Kary A. Moore
Assistant Secretaries:	Edward C. Bartley
Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33. Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Federated Hermes Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
Federated Administrative Services (Administrator)	1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Global Investment Management Corp.

(Adviser to Federated Hermes Global Equity Fund, Federated Hermes SDG Engagement Equity Fund, Federated Hermes Emerging Markets Equity Fund, Federated Hermes International Equity Fund, Federated Hermes International Growth Fund, Federated Hermes U.S. SMID Fund)

101 Park Avenue 41st Floor New York, NY 10178

Federated Investment Management Company

(Adviser to Federated Hermes SDG Engagement High Yield Credit Fund, Federated Hermes Conservative Microshort Fund, Federated Hermes Conservative Municipal Microshort Fund)

1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated MDTA LLC (Adviser to Federated Hermes MDT Large Cap Value Fund and Federated Hermes MDT Market Neutral Fund)	125 High Street Oliver Street Tower, 21st Floor Boston, MA 02110

Hermes Investment Management Limited

(Sub-Adviser to Federated Hermes Global Equity Fund, Federated Hermes International Developed Equity Fund, Federated Hermes SDG Engagement Equity Fund, Federated Hermes SDG Engagement High Yield Credit Fund and Federated Hermes U.S. SMID Fund)

Sixth Floor 150 Cheapside London EC2V 6ET England
Polaris Capital Management LLC (Sub-Adviser to Federated Hermes International Equity Fund)	121 High Street Boston, MA 02110
SS&C GIDS, Inc. (Transfer Agent and Dividend Disbursing Agent)	P.O. Box 219318 Kansas City, MO 64121-9318
State Street Bank and Trust Company (Custodian)	1 Iron Street Boston, MA 02110
Bank of New York Mellon (Custodian)	The Bank of New York Mellon One Wall Street New York, NY 10286

Item 34. Management Services: Not applicable.

Item 35. Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Hermes Adviser Series certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 27th day of February, 2024.

FEDERATED HERMES ADVISER SERIES
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	February 27, 2024
J. Christopher Donahue*	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John G. Carson*	Trustee
G. Thomas Hough*	Trustee
Maureen E. Lally-Green*	Trustee
Thomas O’Neill*	Trustee
Madelyn A. Reilly*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney